Exhibit 99.1
PAGE | 1 Revolutionizing CAR - T Therapy BioPharma NASDAQ: KRBP Kiromic.com April 2022

PAGE | 2 Forward Looking Statements This presentation contains forward - looking statements that involve substantial risks and uncertainties .. We make such forward - looking statements pursuant to the safe harbor provisions of the U .. S .. Private Securities Litigation Reform Act, Section 21 E of the Securities Exchange Act of 1934 , as amended, and other federal securities laws .. All statements other than statements of historical facts are forward - looking statements .. These statements relate to future events or to our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward - looking statements .. Forward - looking statements include, but are not limited to, statements about : • our goals and strategies ; • our future business development, financial condition and results of operations ; • expected changes in our revenue, costs or expenditures ; • our expected timing of human clinical trials and other related milestones • growth of and competition trends in our industry ; • our expectations regarding demand for, and market acceptance of, our products ; • our expectations regarding our relationships with investors, institutional funding partners and other parties we collaborate with ; • fluctuations in general economic and business conditions in the markets in which we operate ; including those fluctuations caused by COVID - 19 ; and • relevant government policies and regulations relating to our industry ; and • the outcome of any pending or threatened litigation .. In some cases, you can identify forward - looking statements by terms such as “may,” “could,” “will,” “should,” “would,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “project” or “continue” or the negative of these terms or other comparable terminology .. These statements are only predictions .. You should not place undue reliance on forward - looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond our control and which could materially affect results .. Factors that may cause actual results to differ materially from current expectations include, among other things, those listed under the heading “Risk Factors” included in our Registration Statement on Form S - 1 (Registration No .. 333 - 257427 ) , originally filed with the Securities and Exchange Commission (SEC) on June 25 , 2021 , as amended, and in our Form 10 - K for the fiscal year ended December 31 , 2021 filed with the SEC on April 8 , 2022 and elsewhere in this presentation .. If one or more of these risks or uncertainties occur, or if our underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward - looking statements .. No forward - looking statement is a guarantee of future performance .. The forward - looking statements made in this report relate only to events or information as of the date on which the statements are made in this report .. Except as expressly required by the federal securities laws, there is no undertaking to publicly update or revise any forward - looking statements, whether as a result of new information, future events, changed circumstances or any other reason ..

PAGE | 3 Contents Diamond AI TM (Artificial Intelligence) The Kiromic Difference Gamma Delta Chimeric Antigen Receptor (CAR) T - Cell Therapy: Mechanism of Action (MOA), Product Pipeline Current Good Manufacturing Practice (cGMP) Overview Current Status and Path Forward

The Kiromic Difference

PAGE 4

Kiromic Biopharma is the only cell therapy company combining genetically edited Gamma Delta CAR-T (GD CAR-T) cells with proprietary targeting technology to address solid malignancies.

Diamond A.I. Neural Network

Allogeneic, Off-the-shelf, CAR-T Therapy

Cells from healthy donors, not ill cancer patients

Gamma Delta CAR-T Cell (GDT) Platform

Solid Malignancies

(~90% of all cancers[1])

In-House cGMP Manufacturing

[1]American Cancer Society 2020 Cancer Facts & Figures; Leading sites of new cancer cases and deaths; epub.

PAGE | 5 Strategic Competitive Landscape 6 Known Companies (including Kiromic ) in the Gamma Delta CAR - T space. No Known Competitors with AI - driven Technology Combined with a Gamma Delta CAR - T Cell Delivery Platform. AI - DRIVEN CAR - GDT

PAGE | 6 1 Global CAR - T Cell Therapy Market, By Product Type, By Tumor Type, By Indication, By Treatment Type, By Targeted Antigen, By End User, By Region, Competition, Forecast and Opportunities, 2017 - 2027 ( ReportLinker ) 2 Blood Cancer, Yale Medicine, https:// www.yalemedicine.org /conditions/blood - cancers Global CAR - T Cell Therapy Market by 2027 1 (USD) $33+ Billion Solid Malignancy Market Opportunity 90% Of Cancers Are Solid Malignancies 2

PAGE 7

The Kiromic Competitive Difference

Allogeneic Gamma Delta Based CAR-T Cell Therapies

1 Next Gen Allogeneic Therapy

Allogeneic approach results in simplified and efficient supply chain (vein-to-vein lead time) with improved product availability.

Previous generation of autologous therapy results in manufacturing challenges that made repeat dosing challenging

2 Multi Indication Solid Tumor Therapies

Potential broad treatment for solid malignancies that express Kiromic developed biomarkers such as Isomesothelin.

Solid tumors represent approx. 90% of new cancer cases[1]

3 Superior Safety[2-4]

1. Minimal to no Cytokine Release Syndrome (CRS)

2. Minimal to no Immune Cell Associated Neurotoxicity Syndrome (ICANS)

3. Minimal Graft versus Host Disease (GvHD) therefore no compatibility issues between donors and patients

4 Superior Efficacy[5]

100% efficacy in pre-Clinical animal models

Addressed issues related to low efficacy :

1. Suppressive Tumor micro-environment (TME)
2. T-Cell exhaustion and loss of efficacy

5 In-house Manufacturing

1.No lead time (Off-The-Shelf) vs up to 3-5 weeks for autologous CAR-T such as Kymriah[6]

2. In-house cGMP manufacturing (full control and vertical integration of manufacturing process) including:

a. Unique In-house Vector production
b. Cell therapy production

6 Lower Costs/ Greater Access[7]

1.Outpatient treatment means reduced hospitalization and other treatment related costs – hospitals struggle to break even if given in the inpatient setting

2. **Lower production cost –** competitor costs $373K and $475K per treatment for Yescarta and Kymriah respectively

[1] American Cancer Society 2020 Cancer Facts & Figures; Leading sites of new cancer cases and deaths; epub.
[2] Wang X, et al. Mesothelin isoform 2 is a novel target for allogeneic CAR gamma delta T cell therapy in solid tumors. AACR 2021;Abstract No. 1534
[3] Barber A, et al. Gamma delta T cells engineered with a chimeric PD-1 receptor effectively controls PD-L1 positive tumors in vitro and in vivo with minimal toxicities. AACR 2021; Abstract No.LB148
[4] Xu Y, et al. Allogeneic Vgamma9Vdelta2 T-cell immunotherapy exhibits promising clinical safety and prolongs the survival of patients with late-stage lung or liver cancer." Cell Mol Immunol 18(2):427-439.
[5] Parriott G, et al. T-cells expressing a chimeric-PD1-Dap10-CD3zeta receptor reduce tumour burden in multiple murine syngeneic models of solid cancer. Immunology 160(3):280-294.
[6] NPS Medicine;Consumer Medicine Information; epub
[7] Maziarz RT. CAR T-cell therapy total cost can exceed $1.5M per treatment. Cell Therapy Next; May 29, 2019.

PAGE | 8 Contents Diamond AI TM (Artificial Intelligence) The Kiromic Difference Gamma Delta Chimeric Antigen Receptor (CAR) T - Cell Therapy: Mechanism of Action (MOA), Product Pipeline Current Good Manufacturing Practice (cGMP) Overview Current Status and Path Forward

PAGE | 9 Artificial Intelligence and Bioinformatic Analytic Target Discovery, Validation & Development Platform Algorithms and Large - Scale Genomics Analysis for Target Prediction Discovery Development Manufacturing Clinical Trials Machine and deep learning A.I. integrated with each stage of the Kiromic therapy production lifecycle.

PAGE
10

The Kiromic Difference - Diamond AI™ Target Discovery Platform

Diamond AI™ target discovery platform powers innovation and significantly reduces development time and cost.


1
Diamond AI drives discovery by sifting through billions of data points to identify cancer specific immunotherapy targets
2
Diamond AI prediction and validation platform reduce development costs by seeking to eliminate targets that will ultimately fail laboratory analysis
3
Laboratory studies are then performed to confirm the validity of the AI selected target
Large Cancer Genomics Studies
Large Normal Tissue Genomics Studies
Protein Structures, Gene Models, Gene Metadata
Diamond AI™
Data Mining Tools
Cancer / Normal Differences
Cell Surface Proteins
Unique Targetable Peptides
Isoform Target predictions
Target Validation
(Algorithm and wet lab Validation)
Therapy Candidates
Clinical Trials (Phase I)
*
Diamond Donor AI uses demographics, cytometry data, and sequencing to identify the best T cell donors – reducing manufacturing cost and potentially improving potency.
*
Diamond Clinical AI models can be used to continually improve target selection and identification of patients mostly likely to respond to treatment
*
In Development

PAGE | 11 Contents Diamond AI TM (Artificial Intelligence) The Kiromic Difference Gamma Delta Chimeric Antigen Receptor (CAR) T - Cell Therapy: Mechanism of Action (MOA), Product Pipeline Current Good Manufacturing Practice (cGMP) Overview Current Status and Path Forward

PAGE | 12 Gamma Delta T - Cells (GDT): Guardians of the Immune System Off - the - Shelf Cryopreserved Allogeneic Healthy Donors Innate Rapid Acting Potent and Safe Commercially Viable GDT: 1 - 5% of circulating T - cells

PAGE | 13 GDT CAR - T Cell Therapy Mechanism of Action Targeting PDL - 1 Expression In Tumor Tissues PD - L1 on Tumor Cell Chimeric PD1 Receptor on GDT Cell Upon Binding of chPD1 with PDL1, the GDT Cells are Instructed to Kill the Tumor Cells.

PAGE | 14 GDT CAR - T Cell Therapy (Procel TM and Isocel TM ) Multiple Potential Indications

PAGE | 15 GDT CAR - T Cell Therapy ( Procel TM ) * Strong Efficacy Procel tm Eradicates Established NCI - H226 Pleural Epithelioid Mesothelioma and Extends Survival. Procel tm Does Not Lead to Cytokine Level Increases Modeled to Cause Severe CRS or CRS, with Circulating Cell Numbers Regulated by Objective Response. GDT CAR - T Cell Therapy ( Procel TM ) * Strong Safety Tumor Eradication Overall Survival *Preclinical models: nude mice with subcutaneous NCI - H226 cells injections

PAGE | 16 GDT CAR - T Cell Therapy (Isocel TM ) * Strong Efficacy Isocel tm Eradicates Established NCI - H226 Pleural Epithelioid Mesothelioma and Prevents Tumor Growth in a Model Of Recurrence. Isocel tm Does Not Lead to Cytokine Level Increases Modeled to Cause Severe CRS or CRS, with Circulating Cell Numbers Regulated by Objective Response. GDT CAR - T Cell Therapy ( Isocel TM ) * Strong Safety Tumor Eradication Control of recurrence (persistence) 45 days after first treatment *Preclinical models: nude mice with subcutaneous NCI - H226 cells injections

PAGE 17

Kiromic's Product Pipeline

Kiromic has developed a robust pipeline of product candidates addressing **solid cancers** utilizing cell therapy with our **GDT CAR-T platform** which has been discovered and validated by our **Diamond AI™** target discovery & validation platform.

Clinical Trial	Indication	Target	Discovery	Pre-Clinical	Phase I
ALEXIS - PRO-1 Procel™ Allogeneic, off-the-shelf GDT CAR-T therapy	**Solid Tumors:** Multi-Indication Dose Escalation PLUS Indication Specific Cohort Expansion	**PD-L1**			**Q4 2022** Expected Beginning of Activation Process for ALEXIS-PRO-1 Clinical Trial
ALEXIS - ISO-1 Isocel™ Allogeneic, off-the-shelf GDT CAR-T therapy	**Solid Tumors:** Multi-Indication Dose Escalation PLUS Indication Specific Cohort Expansion	**Isoform of Mesothelin**			**Q4 2023** Expected Beginning of Activation Process for ALEXIS-ISO-1 Clinical Trial

PAGE | 18 Contents Diamond AI TM (Artificial Intelligence) The Kiromic Difference Gamma Delta Chimeric Antigen Receptor (CAR) T - Cell Therapy: Mechanism of Action (MOA), Product Pipeline Current Good Manufacturing Practice (cGMP) Overview Current Status and Path Forward

PAGE | 19 Kiromic BioPharma 34,000 sq ft Facility Operations Flexible Cellular Therapy Suites Flexible Viral Vector Suites Dedicated cGMP QC Lab 12,000 sq ft R&D Labs and cGMP Manufacturing Dedicated cGMP Microbiology Lab CRF9 Compliant Vivarium and Laboratory

PAGE | 20 Contents Diamond AI TM (Artificial Intelligence) The Kiromic Difference Gamma Delta Chimeric Antigen Receptor (CAR) T - Cell Therapy: Mechanism of Action (MOA), Product Pipeline Current Good Manufacturing Practice (cGMP) Overview Current Status and Path Forward

PAGE | 21 Kiromic BioPharma’s 2022 Upcoming Milestones* Completion of cGMP Construction • End of Q2 2022 Expected Beginning of Activation Process for ALEXIS - PRO - 1 Clinical Trial • End of Q4 2022 Submission of Amended IND for ALEXIS - PRO - 1 • H2 2022 * The milestones and timing of completion are based upon the company’s current expectations in consultation with its partners a nd vendors. 3 1 2 3 4 5

PAGE | 22 1 American Cancer Society 2020 Cancer Facts & Figures; Leading sites of new cancer cases and deaths; epub .. 1 2 3 Kiromic Value Proposition Summary Gamma Delta CAR - T Cell Therapy Platform In - House cGMP Manufacturing Diamond AI TM Neural Network 4 5 Solid Malignancies (~90% of all cancers 1 ) Allogeneic, Off - the - shelf Cellular Therapy Cells from healthy donors, not ill cancer patients

PAGE | 23 Kiromic Leadership Team Michael Ryan PhD CHIEF BIOINFORMATICS RESEARCH COMPUTING OFFICER Tiger Team Consulting Scott Dahlbeck MD, PharmD CHIEF OF STAFF OFFICER Texas Tech Univ Health Science Center University of TX Health Science Center Houston College of Pharmacy Dan Clark CPA, MBA CHIEF FINANCIAL OFFICER (interim) CHIEF EXECUTIVE OFFICER (interim) Pietro Bersani CPA, CGMA

PAGE | 24 Kiromic Board of Directors Michael Nagel Chairperson Americo Cicchetti Independent Director Director Pietro Bersani CPA, CGMA Karen Reeves MD Independent Director Frank Tirelli Independent Director

PAGE | 25 Kiromic Financial Information Cash $25,353,900 Shares of Common Stock 15,585,587 Total Assets $30,729,600 Representative Warrants Outstanding* 400,000 Exercise price of $6.25 62,500 Exercise Price of $15.00 Total Liabilities $3,409,800 Stock Options Outstanding 367,244 Weighted Average Exercise Price of $8.49 Stockholders' Equity $27,319,800 Restricted Stock Units Outstanding 398,087 Grant Date Fair Value of $7.67 Balance Sheet Summary Capitalization Table (in shares, unless otherwise stated) As of December 31, 2021 As of Ma rch 31, 2022

PAGE | 26 Revolutionizing CAR - T Therapy BioPharma NASDAQ: KRBP Kiromic.com April 2022